Note 5 - Vessels, Net	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
5.	Vessels, net

The amounts in the accompanying consolidated balance sheets are as follows:

	Costs	Accumulated Depreciation	Net Book Value

Balance, January 1, 2013	307,131,051	(100,196,305)	206,934,746
- Depreciation for the year	-	(19,983,772)	(19,983,772)
- Sale of vessels	(20,272,071)	11,014,234	(9,257,837)
- Purchase of vessel	5,978,062	-	5,978,062
- Impairment loss	(154,876,848)	76,669,386	(78,207,462)
Balance, December 31, 2013	137,960,194	(32,496,457)	105,463,737
- Depreciation for the year	-	(12,137,445)	(12,137,445)
- Purchase of vessel	21,323,935	-	21,323,935
- Impairment loss	(18,894,213)	15,394,213	(3,500,000)
Balance, December 31, 2014	140,389,916	(29,239,689)	111,150,227

In June and July 2013, the Company sold for scrap two of its vessels, M/V Anking and M/V Irini, for a net price of $3,569,277 and $3,753,541 respectively. After sales commissions of 4%, which includes the 1% payable to Eurochart, and other sales expenses, the Company recorded a loss of $3,191,678 and a gain of $1,256,659, respectively, from the sale of the two vessels. During 2013 the Company acquired one vessel. M/V “Joanna” was acquired in July 2013 for a purchase price plus costs required to make the vessel available for use of $5,978,062. During 2014 the Company acquired one bulk carrier vessel. M/V “Eirini P” was acquired on May 26, 2014 for a purchase price plus costs required to make the vessel available for use of $21,323,935.

In the fourth quarter of 2013, management reassessed the estimated useful life of its container vessels based on the further decrease in charter rates and the decrease in the age of vessels scrapped including the container vessels the Company scraped in the second quarter of 2013. Market reports indicated that from 2000 till 2011 the scrapping age of containerships was close to thirty years while during 2012 and 2013, when charter rates and secondhand values of the containership market remain at the bottom of the market cycle, the average scrapping age of containership carriers scrapped was approximately 24 and 22 years, respectively. Based on the latter data, the Company decided to revise its estimate of the useful life of its containerships from 30 years to 25 years to reflect mid-cycle conditions effective October 1, 2013. The effect of this change of estimate on the depreciation of the Company's vessels increased depreciation charge by $3.4 million or $0.08 loss per share, basic and diluted for the year ended December 31, 2013, and by $2.5 million or 0.05 loss per share, basic and diluted for the year ended December 31, 2014.

As a result of the reduction in the estimated useful life as of December 31, 2013, the Company performed the undiscounted cash flow test and determined that the book values of nine of its containerships were not recoverable and thus, a non-cash impairment loss of $78.2 million, or $1.72 loss per share basic and diluted, was recorded in its books. The Company performed the undiscounted cash flow test as of December 31, 2014 and determined that the book value of one of its bulk-carriers (M/V Aristides NP) was not recoverable and thus, a non-cash impairment loss of $3.5 million, or $0.06 loss per share basic and diluted, was recorded in its books (please see Note 15). The Company believes that the book values of its ships, following the impairment charge, provide a better estimation of the current values of its vessels. This amount is presented in the "Impairment loss" line in the "Operating Expenses" section of the "Consolidated Statements of Operations".